UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023
  _______________________________________

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
  _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant’s telephone number, including area code)
  _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2023, Universal Electronics Inc., a Delaware corporation (the "Company"), entered into a Cooperation Agreement (the "Cooperation Agreement") with Toro 18 Holdings LLC, a Delaware limited liability company ("Toro 18"), Immersion Corporation, a Delaware corporation ("Immersion"), William C. Martin and Eric Singer (collectively with Toro 18, Immersion and Mr. Martin, the "Investor Parties" and each, an "Investor Party"). Pursuant to the Cooperation Agreement, the Company appointed Mr. Singer to the Board of Directors of the Company (the "Board") as a Class II director, with a term expiring at the Company's 2024 annual meeting of stockholders (the "2024 Annual Meeting"), filling an existing vacancy on the Board. The Company further agreed to nominate Mr. Singer for election to the Board at the 2024 Annual Meeting. The Board appointed Mr. Singer to the Compensation Committee of the Board (the "Compensation Committee"). Additionally, the Company agreed that, in the event that the Minimum Ownership Threshold (as defined in the Cooperation Agreement) is satisfied by the Investor Parties on December 31, 2024, the Board shall appoint an additional new director effective immediately following the Company's 2025 annual meeting of shareholders (the "2025 Annual Meeting"), subject to certain conditions and exceptions. The Company will not be obligated to appoint the additional director if the Company's common stock is trading at or above a certain specified per share volume-weighted average price during an evaluation period tied to when the Company releases its full-year 2024 earnings.

During the term of the Cooperation Agreement, the Investor Parties have agreed to vote all shares of Common Stock beneficially owned by them at all meetings of the Company's stockholders in accordance with the Board's recommendations, except that the Investor Parties may vote in their discretion on Extraordinary Transactions (as defined in the Cooperation Agreement), proposals involving the implementation of takeover defenses not in existence as of the date of the Cooperation Agreement and, other than with respect to proposals related to director elections, removals or replacements and the issuance of equity in connection with employee compensation, in accordance with the recommendations of Institutional Shareholder Services Inc. or Glass, Lewis & Co., LLC if either of them recommends differently from the Board.

The Investor Parties have also agreed to certain customary standstill provisions prohibiting them from, among other things, (a) soliciting proxies; (b) advising or knowingly encouraging any person with respect to the disposition of any securities of the Company, subject to limited exceptions; (c) acquiring, in the aggregate, beneficial ownership of more than 15% of the outstanding shares of Voting Securities (as defined in the Cooperation Agreement) and (d) taking actions to change or influence the Board, management or the direction of certain Company matters; in each case as further described in the Cooperation Agreement.

The Cooperation Agreement will terminate thirty days before the deadline for director nominations and stockholder proposals for the Company’s 2026 annual meeting of stockholders. The Investor Parties have the right to terminate the Cooperation Agreement thirty days before the deadline for director nominations and stockholder proposals for the 2025 Annual Meeting, subject to certain conditions being met.

The description of the Cooperation Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Cooperation Agreement, on December 21, 2023, the Board appointed Mr. Singer as a Class II director, effective immediately, to serve a term expiring at the 2024 Annual Meeting or until his successor is duly elected and qualified. On December 21, 2023, the Board also appointed Mr. Singer to the Compensation Committee. The Board has determined that Mr. Singer satisfies the independence standards of The Nasdaq Stock Market LLC.

As a non-management director, Mr. Singer will receive compensation in the same manner as the Company's other non-management directors as previously reported in the Company's proxy statement on Schedule 14A, filed with the SEC on April 26, 2023.

Other than as described in Item 1.01 of this Current Report on Form 8-K and the Cooperation Agreement, there are no arrangements or understandings between Mr. Singer and any other person pursuant to which he was selected as a director of the Company. Mr. Singer has no family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Singer or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 1.01 of this Form 8-K is incorporated by reference in this Item 5.02.

Item 8.01 Other Events

On December 22, 2023, the Company issued a press release announcing the entry into the Cooperation Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement, dated December 21, 2023, by and among Universal Electronics Inc., Toro 18 Holdings LLC, Immersion Corporation, William C. Martin and Eric Singer

99.1	Press Release of Universal Electronics Inc., dated December 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: December 26, 2023	By: /s/ Bryan M. Hackworth
Bryan M. Hackworth
Chief Financial Officer
(Principal Financial Officer)

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